ANCORA TRUST

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora Microcap Fund

Ancora Dividend Value Equity Fund

(each a “Fund”, and collectively, the “Funds”)

Supplement dated May 4, 2022 to the

Prospectus, Summary Prospectus and Statement of Additional Information of each Fund,

each dated April 30, 2022

Payments to Broker-Dealers and Other Financial Intermediaries

The paragraph titled “Payments to Broker-Dealer and Other Financial Intermediaries” is revised to read as follows in each place it appears:

“If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.”

You should retain this Supplement for future reference.

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